                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 23, 1997

                  Morgan Stanley, Dean Witter, Discover & Co.
                  -------------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On September 23, 1997, Morgan Stanley, Dean Witter, Discover & Co. (the "Registrant") released financial information with respect to the quarter ended August 31, 1997. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated September 23, 1997 containing financial information for the quarter ended August 31, 1997.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                                  -------------------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  -------------------------------------------
                                      Ronald T. Carman
                                      Senior Vice President


Dated: September  23, 1997

                                 Exhibit Index
                                 -------------


Exhibit No.             Description                             Page
-------------           -----------                             ----

99.1                    Press release of the Registrant dated
                        September 23, 1997 containing financial
                        information for the quarter ended
                        August 31, 1997.

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.





                                   EXHIBITS
                             TO CURRENT REPORT ON
                       FORM 8-K DATED SEPTEMBER 23, 1997




                                                  Commission File Number 1-11758